UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2021

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			1-16463		13-4004153
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S. Employer Identification No.)

701 Market Street,	St. Louis,	Missouri			63101-1826
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including area code:				(314)	342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2021, the Company notified Kemal Williamson, President – U.S. Operations of Peabody Energy Corporation (the “Company”) that his employment in this capacity will terminate effective as of November 15, 2021. Mr. Williamson will remain employed by the Company as Senior Advisor to the Chief Operating Officer until January 9, 2022 in order to promote a smooth transition of leadership.

“I’d like to thank Kemal for being a valued contributor to Peabody for many years and wish him the best in his future endeavors,” said the Company’s President and Chief Executive Officer James C. Grech.

Mr. Williamson’s separation from the Company constitutes a termination “without cause” as defined under that certain participation agreement, dated as of February 22, 2019, between the Company and Mr. Williamson under the Peabody Energy Corporation 2019 Executive Severance Plan. Mr. Williamson’s termination did not result from a disagreement with the Company on any matter relating to the Company’s operations, policies or practices, including its controls or financial related matters.

On October 11, 2021, the Company appointed Marc Hathhorn, the Company’s current President – Australian Operations, as the President – U.S. Operations of the Company, effective as of November 15, 2021. Mr. Hathhorn will succeed Mr. Williamson as President – U.S. Operations and will assume responsibility for all U.S. mining operations.

In satisfaction of the disclosure required by Items 401(b) and 401(e) of Regulation S-K, the section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission on February 22, 2021, entitled “Information About Our Executive Officers” is incorporated by reference herein. With respect to the disclosure required by Item 401(d) of Regulation S-K, there are no family relationships between Mr. Hathhorn and any director or executive officer of the Company. With respect to Item 404(a) of Regulation S-K, there are no relationships or related transactions between Mr. Hathhorn and the Company that would be required to be reported.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

October 15, 2021	By: /s/ Scott T. Jarboe
Name: Scott T. Jarboe
Title: Chief Legal Officer and Corporate Secretary

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